UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 6, 2016

THE GORMAN-RUPP COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-6747	34-0253990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 South Airport Road Mansfield, Ohio		44903
(Address of principal executive offices)		(Zip Code)

(419) 755-1011

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 6, 2016, Wayne L. Knabel, Executive Vice President and Chief Financial Officer, informed The Gorman-Rupp Company of his decision to retire from the Company effective March 31, 2017. In connection with his retirement, Mr. Knabel plans to step down from his position as Chief Financial Officer effective December 31, 2016. Mr. Knabel will remain employed with the Company as a succession planning advisor to the Chief Executive Officer and President, the succeeding Chief Financial Officer and the Board of Directors until his planned retirement date.

The Company announces that effective July 18, 2016, in coordination with Mr. Knabel’s retirement plan described above, Mr. James Kerr will join the Company as Vice President of Finance, and that effective January 1, 2017, the Company plans to appoint Mr. Kerr as Chief Financial Officer, an executive officer position. Prior to joining the Company, Mr. Kerr, age 54, most recently served as Executive Vice President and Chief Financial Officer of Jo-Ann Stores, Inc., a formerly publicly-held retail chain of residential consumer products in excess of $2 billion. Mr. Kerr was with Jo-Ann Stores, Inc. for the last 17 years where he previously held the position of Vice President and Controller until 2006. In 2011, Jo-Ann Stores, Inc. was acquired by an investment firm, Leonard Green & Partners. Mr. Kerr also served from August 2014 to March 2015 as interim Chief Executive Officer in addition to his Chief Financial Officer position.

There are no family relationships between Mr. Kerr and any director or executive officer of the Company. There are no transactions in which Mr. Kerr has an interest that are required to be disclosed under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On July 6, 2016, the Company issued a press release announcing that Wayne L. Knabel has informed the Company of his decision to retire from the Company effective March 31, 2017 and plans to step down from his executive officer positions as Executive Vice President and Chief Financial Officer effective December 31, 2016. The press release further announces the hiring of Mr. James Kerr as Vice President of Finance effective July 18, 2016, and the Company’s planned appointment of Mr. Kerr as Chief Financial Officer effective January 1, 2017. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	News Release dated July 6, 2016

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GORMAN-RUPP COMPANY

By: /s/ Brigette A. Burnell
Brigette A. Burnell
General Counsel and Corporate Secretary

July 7, 2016

Exhibit Index

Exhibit Number	Description

99.1	News Release dated July 6, 2016